UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 2, 2006

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

(281) 367-1983

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan

At the 2006 Annual Meeting of Stockholders of TETRA Technologies, Inc. (the “Company”) held on May 2, 2006 (the “2006 Annual Meeting”), the Company’s stockholders approved the TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan, effective as of May 2, 2006 (the “2006 Plan”). The Company’s Board of Directors (the “Board”) previously approved the 2006 Plan at a meeting held on February 23, 2006, subject to stockholder approval.

The 2006 Plan provides that grants may be made to participants in the following forms: (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights, (iv) restricted stock, (v) bonus stock awards, and (vi) performance awards. The number of shares of the Company’s common stock authorized for issuance under the 2006 Plan is 650,000 shares, subject to adjustments as provided in the 2006 Plan. The Board has declared a 2-for-1 stock split to be effected in the form of a stock dividend to stockholders of record on May 15, 2006. As a result of the stock split, the Management and Compensation Committee of the Board has proportionately adjusted and increased the number of shares of common stock available under the 2006 Plan to 1,300,000 shares, to be effective as of the distribution date for the stock split.

As a result of the approval and adoption of the 2006 Plan, no further options may be awarded under the Company’s previously existing stock option plans although such previously existing plans will remain in effect in accordance with their terms to the extent necessary for the administration of outstanding options under such plans.

The foregoing summary of the 2006 Plan is qualified in its entirety by the full text of the 2006 Plan which is incorporated herein by reference from the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 4, 2006.

Forms of Award Agreements

The equity awards made to participants pursuant to the 2006 Plan will be made by the Company through the use of various forms of award agreements, which set forth additional terms applicable to the specific award. Forms of the Employee Incentive Stock Option Agreement, Employee Nonqualified Stock Option Agreement and Employee Restricted Stock Agreement are attached hereto as exhibits and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment of Restated Certificate of Incorporation

On May 2, 2006, a Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (the “Certificate of Amendment”) was filed with the Delaware Secretary of State’s office. The Certificate of Amendment was approved by the Company’s stockholders at the 2006 Annual Meeting.

A description of the changes to the Company’s Restated Certificate of Amendment is provided below and such changes are further described in the Company’s Proxy Statement furnished to the stockholders in connection with the 2006 Annual Meeting.

Article FOURTH: Article FOURTH was amended to increase the number of shares of common stock which the Company is authorized to issue from 70,000,000 shares to 100,000,000.

Article SEVENTH: Amendments were made to Article SEVENTH to repeal the provisions that provide for the classification of the Company’s Board and to provide for the annual election of directors. Commencing with the 2007 annual meeting of stockholders, the Board shall no longer be classified and directors shall be elected on an annual basis. Article SEVENTH was further amended to provide that from and after the election of directors at the 2007 annual meeting of stockholders and subject to the rights of any class or series having preference over the Company’s common stock, directors may be removed from office, with or without cause, by the affirmative vote of at least a majority of the combined voting power of the Company’s voting stock.

Article THIRTEENTH: Article THIRTEENTH was amended to remove Article SEVENTH from the provisions of Article THIRTEENTH which would otherwise require the affirmative vote of at least 66 2/3 percent of the combined voting power of the Company’s voting stock to amend or repeal such provision.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Amendment which is incorporated herein by reference from the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 4, 2006.

Amended and Restated Bylaws

On May 2, 2006, the Board approved amendments to the Company’s Bylaws and adopted the Amended and Restated Bylaws (the “Restated Bylaws”). Various provisions of the Company’s former Bylaws were either revised, reworded or reordered or new provisions were adopted to update the former Bylaws for changes in the Delaware General Corporation Law (the “DGCL”), to clarify certain former Bylaw provisions and to make conforming revisions to the Bylaws as a result of the declassification of the Company’s Board. The Restated Bylaws became effective immediately upon their adoption by the Board on May 2, 2006. A description of the changes to the former Bylaws is provided below.

Article II

Meetings of Stockholders

Art. II, § 1 was amended to more closely track the language of the DGCL regarding stockholder meetings. In addition, Art. II, § 1 was amended to allow for stockholder meetings by remote communication as permitted by recent amendments to the DGCL.

Art. II, § 2 was amended to delete the reference to the plurality vote which has been moved to Art. II, § 9.

Art. II, § 3 was amended by combining the first paragraph of Art. II, § 3 and Art. II, § 6 into a new Art. II, § 4 which sets forth the manner in which notice may be given to stockholders. New Art. II, § 4 also provides for notice by electronic transmission. The remaining paragraphs of Art. II, § 3 were moved to new Art. II, § 5.

Art. II, § 4 was moved to a new Art. II, § 6 and was amended to give effect to recent amendments to the DGCL that the stock list must be available ten days before stockholders’ meetings: (1) on a reasonably accessible electronic network, provided that the information required to gain access to the stock list is furnished with a notice of the stockholders’ meeting or (2) during ordinary business hours, at the principal place of business of the Corporation.

Art. II, § 5 was moved to new Art. II, § 3.

Art. II, § 6 was deleted and its provisions were combined with the first paragraph of Art. II, § 3 into a new Art. II, § 4.

Art. II, § 7 was amended to provide that where a separate vote by class or series or classes or series is required, a majority of the issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. In addition, Art. II, § 7 was amended to provide that once a quorum is established, the quorum shall not be broken by the withdrawal of votes at such meeting.

Art. II, § 8 was amended to include within its procedures provisions regarding remote communications for adjourned meetings.

Art. II, § 9 was amended to include provisions of Art. II, § 10 and to provide that unless otherwise provided in the Company’s Restated Certificate of Incorporation, each stockholder will be entitled to one vote. Art. II, § 9 was further amended to provide that where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes, present in person or represented by proxy at the meeting, shall be the act of such class. Art. II, § 9 was further amended to include a provision originally contained in Art. II, § 2 providing that the directors shall be elected by a plurality vote.

Art. II, § 10 was deleted and its provisions were included in amended Art. II, § 9.

New Art. II, § 10 sets forth means under the DGCL by which a stockholder may authorize another person or persons to act for the stockholder by proxy.

New Art. II, § 11 adds procedures for the establishment of rules regarding the conduct of stockholders’ meetings.

New Art. II, § 12 describes the duties of inspectors of election for stockholders’ meetings.

New Art. II, § 13 sets forth the criteria under the DGCL for allowing stockholders to participate in meetings by remote communication, if authorized by the Board.

Art. II, § 11 regarding stockholders action without meeting was moved to New Art. II, § 14.

Art. II, § 12 was amended to provide that the Chairman of the Board, or in his absence, the Chief Executive Officer or President, shall preside at stockholders’ meetings and was moved to new Art. II, § 15.

Article III

Directors

Art. III, § 1 was amended to delete the term of office of a director and to acknowledge that in addition to the election of directors by the stockholders, directors may be appointed as permitted by the Restated Bylaws.

Art. III, § 2 was amended to conform to the amendments made to the Company’s Restated Certificate of Incorporation as a result of the declassification of the Board as described above. Beginning with the annual meeting of stockholders in 2007, all of the Company’s directors shall be subject to election on an annual basis.

Art. III, § 4 was amended as a result of the declassification of the Board and now provides that directors appointed to fill a vacancy or a newly-created directorship shall hold office until the next annual meeting of stockholders.

Art. III, § 5 was amended by adding subsection (a) which, consistent with applicable provisions of the DGCL, clarifies that each director may resign at any time upon providing notice to the Company. Art. III, § 5 was further amended to conform to the amendments made to the Company’s Restated Certificate of Incorporation as a result of the declassification of the Board. From and after the annual meeting of stockholders in 2007 and subject to the rights of any class or series having preference over the Company’s common stock, the directors may be removed from office, with or without cause, by an affirmative vote of the holders of at least a majority of the combined voting power of the Company’s voting stock.

Art. III, § 8 was moved to and combined with Art. III, § 7.

Art. III, § 9 was moved to Art. III, § 8.

Art. III, § 10 was moved to Art. III, § 9 and amended to provide for the manner of notice including electronic transmission.

Art. III, § 11 was moved to Art. III, § 10.

New Art. III, § 11 clarifies that members of the Board may participate in Board meetings by telephone or other communications equipment, as permitted by the DGCL.

Art. III, § 12 was amended to permit directors to take action without a meeting by electronic transmission.

Art. III, § 13 was amended to provide that in the absence of the Chairman of the Board, the Chief Executive Officer, if he is a director, shall preside over meetings of the Board.

Art. III, § 14 was amended by separating the existing provisions into subsections (a) and (b) and adding a new subsection (c) providing that the procedures otherwise applicable to the Board shall apply to committees of the Board unless otherwise provided in the resolutions establishing such committee.

Art. III, § 15 was moved to Art. II, § 14.

Art. III, § 16 was moved to Art. II, § 15 and amended to expressly acknowledge that the Board shall have the authority to fix the amount of compensation of directors and to grant the Board greater flexibility in establishing compensation for directors.

Article IV

Notices

Art. IV, § 1 was amended to allow, with respect to directors, oral notice given telephonically or written or printed notice either in person, by mail, wire, telephone or electronic transmission, and with respect to stockholders, written or printed notice either given personally or by mail, wire or electronic transmission to the extent permitted by the DGCL.

Art. IV, § 2 was amended to permit a written waiver of notice to be provided by electronic transmission. Art. IV, § 2 was further amended to provide that the attendance of a person at a meeting shall constitute waiver of notice of that meeting except where the attendance is for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business at such meeting.

Article V

Officers

Art. V, § 1 was amended to provide that the Board may elect a Chairman of the Board and at the time of such election, the Board may determine whether the Chairman of the Board shall serve in an executive or non-executive capacity. Art. V, § 1 was further amended to permit Vice Presidents to be given distinctive designations such as Executive Vice President or Senior Vice President.

Art. V, § 3 was amended to permit the Board to empower the Chief Executive Officer to appoint subordinate officers and agents of the Company.

Art. V, § 4 was amended to acknowledge that the compensation of officers and agents elected by the Board may be fixed by the Board or a committee of the Board.

Art. V, § 5 was amended to clarify that officers may be removed, with or without cause, by the Board and to further provide that with respect to officers who were not elected or appointed by the Board, such officers may be removed by any officer upon whom such power of removal may be conferred by the Board. Art. V, § 5 was further amended to provide that any officer may resign at any time by giving written notice to the Company.

New Art. V, § 6 was added to describe the powers and duties of the Chairman of the Board.

Art. V, §§ 6-10 were renumbered and were amended to describe the duties of the Chief Executive Officer, President, Vice Presidents, Secretary and Assistant Secretary of the Company.

New Art. V, § 12 was added to describe the duties of the Chief Financial Officer.

Art. V, §§ 11-12 were renumbered and amended to describe the duties of the Treasurer and Assistant Treasurer.

New Art. V, § 15 was added to provide that the Board may delegate the powers and duties of officers to other officers notwithstanding any provision of the Restated Bylaws.

New Art. V, § 16 was added to address the rights of the officers of the Company to take action with respect to the securities of other business entities owned by the Company.

Article VI

Certificates of Stock

Art. VI, § 1 was amended to allow uncertificated shares of stock with the approval of the Board.

Art. VI, § 3 was amended to permit the Company, rather than the Board alone, to direct the issuance of new certificate or certificates in place of any lost, stolen or destroyed certificate or certificates.

Art. VI, § 4 was amended to provide for the procedures applicable to the transfer of uncertificated shares.

Article VII

General Provisions

New Art. VII, § 7 adds the DGCL definition of “electronic transmission,” which is used elsewhere in the Restated Bylaws.

Art. VII, § 7 pertaining to interested directors and officers was moved to new Art. VII, § 8 and amended to more closely follow the applicable provision of the DGCL.

The foregoing summary of the Restated Bylaws is qualified in its entirety by the full text of the Restated Bylaws which is incorporated herein by reference from the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 4, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).

3.2	Amended and Restated Bylaws of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).
10.1

TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).

10.2	Form of Employee Incentive Stock Option Agreement under the TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan.
10.3	Form of Employee Nonqualified Stock Option Agreement under the TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan.
10.4	Form of Employee Restricted Stock Agreement under the TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

President & Chief Executive Officer

Date: May 8, 2006

EXHIBIT INDEX

Exhibit Number	Description
3.1

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).

3.2	Amended and Restated Bylaws of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).
10.1

TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).

10.2	Form of Employee Incentive Stock Option Agreement under the TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan.
10.3	Form of Employee Nonqualified Stock Option Agreement under the TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan.
10.4	Form of Employee Restricted Stock Agreement under the TETRA Technologies, Inc. 2006 Equity Incentive Compensation Plan.